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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 2003

                              CSK AUTO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                          001-13927                  86-0765798
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or organization)                               Identification No.)

645 E. MISSOURI AVE. SUITE 400, PHOENIX, ARIZONA             85012
(Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:          (602) 265-9200


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ITEM 9.  REGULATION FD DISCLOSURE

    On March 20, 2003, the Company reported operating results for its fourth quarter and fiscal year 2002 as contained in the press release furnished as
Exhibit 99.1 to this current report.





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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CSK Auto Corporation

                                               By: /s/    DON W. WATSON
                                                   ----------------------------
                                                          Don W. Watson
                                                      Senior Vice President
                                                     Chief Financial Officer
                                                          and Treasurer

DATED: March 20, 2003



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                                  EXHIBIT INDEX

99.1     Press Release dated March 20, 2003





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